Exhibit 10.2

STILLWATER GROWTH CORP. I

OMNIBUS AMENDMENT TO

PROMISSORY NOTE

This Amendment (the “Amendment”), effective as of February 27, 2022, to that certain Promissory Note dated February 22, 2021 (the “Note”) issued by Stillwater Growth Corp. I, a Delaware corporation (the “Maker”), to D Squared Sponsor LLC (the “Payee”), is entered into by and among the Maker and the Payee.

WHEREAS, pursuant to the Note, the provisions of such Note may be amended or waived only with the written consent of the Maker and the Payee;

WHEREAS, the Maker and the Payee desire to amend the Note to extend the maturity date of the Note from February 28, 2022 to February 28, 2023.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	The first full sentence of paragraph 1 of the Note is hereby amended and restated in its entirety to read as follows:

“The entire unpaid principal balance of this Note shall be payable on the earlier of: (i) February 28, 2023 or (ii) the date on which Maker consummates an initial public offering of its securities (such earlier date of (i) and (ii), the “Maturity Date”).”

2.	Except as expressly modified by this Amendment, the Note shall remain in full force and effect.

3.	The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Amendment

4.	All rights and obligations hereunder shall be governed by the laws of the State of New York.

5.

This Amendment may be executed and delivered by facsimile, or electronically in portable document format (.pdf), in two or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as an instrument under seal as of the day and year first written above.

STILLWATER GROWTH CORP. I

By:	/s/ Mark Bradley
Name:	Mark Bradley
Title:	Chief Executive Officer

D SQUARED SPONSOR LLC

By: DBO Partners Acquisition LLC
Its Manager

By: DBO Partners Holdings, LLC
Its Manager

By:	/s/ Mark Bradley
Name:	Mark Bradley
Title:	Member

[Signature Page to Promissory Note Amendment]